Exhibit 10.2

VNB
New York LLC
A Subsidiary of Valley National Bank

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT is entered into at New York, New York, as of **April 1, 2021**, between **BRT APARTMENTS CORP., a Maryland corporation**, with an address of **60 Cutter Mill Road, Suite 303, Great Neck, New York 11021** (the "Borrower") and VNB New York, LLC, a New York limited liability company with an address of One Penn Plaza Suite 2930, New York, New York 10119 (the "Lender").

WHEREAS, the Lender established a revolving line of credit (the "Revolving Loan") for Borrower respecting which Lender agreed to lend to Borrower upon Borrower's request, but subject to the terms and conditions set forth in various loan documents, of up to **Ten Million Dollars and Zero Cents ($10,000,000.00)** (the "Revolving Loan Amount");

WHEREAS, the Revolving Loan is evidenced by that certain Revolving Credit Note, dated **April 18, 2019** (as previously amended, modified or supplemented, the "Note"), by the Borrower in favor of the Lender in the face amount of the Revolving Loan Amount;

WHEREAS, in connection with the Revolving Loan, Borrower and Lender entered into that certain Loan Agreement, dated **April 18, 2019** (as previously amended, modified or supplemented, the "Loan Agreement"), and Borrower entered into that certain Security Agreement, dated **April 18, 2019** (as previously amended, modified or supplemented, the "Security Agreement");

WHEREAS, pursuant to the Security Agreement, Borrower granted the Lender a first priority security interest in and lien on the personal property described therein (the "Personalty");

WHEREAS, the Note, Loan Agreement and the Security Agreement and all other documents and instruments executed in connection with or relating to the Loan are referred to herein, collectively, as the "Loan Documents"; and all collateral granted to the Lender to secure the Loan is referred to herein, collectively, as the "Collateral";

WHEREAS, the Borrower and the Lender have agreed to modify the Loan and the Loan Documents in accordance with the terms of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower mutually agree as follows:

1. MODIFICATION

1.1 Recitals and Representations Accurate. The above recitals are hereby made a part of this Agreement and the Borrower acknowledges and agrees that each of the recitals is true and correct.

1.2 Ratification. All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein. Lender and Borrower each acknowledge that if there is a discrepancy between this Modification Agreement and the Loan Agreement, exclusive of Section 1.4, 1.5, 1.6, 1.7, 1.8 and 1.12 herein, then the terms and conditions of the Loan Agreement shall prevail.

1.3 Collateral. The Borrower confirms and ratifies its continuing mortgage, pledge, assignment, and/or grant of security interest in and lien on the Collateral to and in favor of the Lender as set forth in the Loan Documents.

1.4 Maturity Date. Section 2.07 (a) of Loan Agreement dated as of April 18, 2019 between BRT Apartments Corp. as Borrower and VNB New York, LLC as Lender is hereby substituted and replaced with the following:

2.07 (a) The Loan shall be due and payable, if not required to be paid earlier pursuant to this Agreement, on April 18, 2023 (the "**Maturity Date**").

1.5 Increased Revolving Loan Amount and Promissory Note Amount. The dollar amount for each of (i) the maximum total of Revolving Credit Loans to be outstanding at any time prior to the Maturity Date and (ii) the Revolving Credit Note, are each hereby increased to **$15,000,000.00 (Fifteen Million Dollars and zero cents).**

For clarity, in the first paragraph of the Revolving Credit Note dated April 18, 2019, beginning with "FOR VALUE RECEIVED" and ending with "(as defined below)", with BRT Apartments Corp. as Borrower and VNB New York, LLC as Lender, the reference to the dollar amount of Ten Million Dollars and 00/100) ($10,000,000.00) in sub-paragraph (a) is being changed to read Fifteen Million Dollars and 00/100 ($15,000,000.00). Also, the dollar amount in the header above the first paragraph of the Revolving Credit Note is being changed to $15,000,000.00 from $10,000,000.00.

For clarity, the definition of Commitment in the Loan Agreement is hereby substituted and replaced with the following:

"Commitment" means Lender's obligation to make Revolving Credit Loans to the Borrower in an outstanding amount not to exceed FIFTEEN MILLION AND 00/100 Dollars ($15,000,000.00) pursuant to the terms and subject to the conditions of this Agreement.

1.6 Borrowing Base Availability. The definition of Borrowing Base Availability in the Loan Agreement is hereby substituted and replaced with the following:

"Borrowing Base Availability" shall mean as of any Borrowing Base Determination Date, an amount equal to the lesser of (a) $15,000,000 less the outstanding principal amount of the Loan and (b) the Aggregate Borrowing Base Calculation Result less the outstanding principal amount of the Loan.

1.7 Borrowing Base Certificate. Exhibit F (FORM OF BORROWING BASE CERTIFICATE) of the Loan Agreement is hereby substituted and replaced with the replacement Exhibit F as attached to this Modification Agreement.

1.8 Number of 100% Properties. Section 5.03 (b) of the Loan Agreement is hereby substituted and replaced with the following:

5.03 (b) Number of 100% Properties. Borrower shall own, directly or indirectly, not less than four (4) 100% Properties, of which a minimum of three (3) must be Positive 100% Properties, of which a minimum of two (2) must be a Four Quarter Property.

1.9 Interest, Fees, Costs and Expenses. The Borrower shall, simultaneously with the execution of this Agreement, pay to the Lender all accrued interest owing on the Loan as of the date of this Agreement together with all fees, costs and expenses due and owing to the Lender by the Borrower under the Loan Documents. As part of the aforementioned in this paragraph, upon the full execution of this Modification Agreement by the Borrower and the Lender, the Borrower shall immediately pay to the Lender $37,500.00 which shall be deemed a modification fee which is fully due by the Borrower and fully earned by the Lender on a non-refundable basis. On April 18, 2022, if the Revolving Loan credit facility to the Borrower remains in effect (not terminated) as of that date, the Borrower will then on April 18, 2022 pay to

the Lender an additional $37,500.00, which additional $37,500.00 would be deemed a credit facility fee that is then fully owed by the Borrower and fully earned by the Lender on a non-refundable basis.

1.10 Principal Balance. The Borrower acknowledges and agrees that the current outstanding principal balance of the Note as of the date hereof is **$0.00.**

1.11 Representations and Warranties. The Borrower hereby represents and warrants to the Lender that:

(a) The person executing this Agreement is duly authorized to do so and to bind the Borrower to the terms hereof;

(b) Each of the Loan Documents is a valid and legal binding obligation of the Borrower, enforceable in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind;

(c) All financial statements delivered to the Lender were true, accurate and complete, in all material respects, as of the date of delivery to the Lender;

(d) Since the date of the Loan Documents there has been no material adverse change in the condition, financial or otherwise, of the Borrower, except as disclosed to the Lender in writing;

(e) There exists no action, suit, proceeding or investigation, at law or in equity, before any court, board, administrative body or other entity, pending or threatened, affecting the Borrower or its property, wherein an unfavorable decision, ruling or finding would materially adversely affect the business operations, property or financial condition of the Borrower; and

(f) There exists no event of default, or other circumstance that with the passage of time or giving of notice or both will become an event of default, under any of the Loan Documents.

1.12 Borrower Option to Request for Revolving Credit Facility Termination after Full Repayment. Fully conditional on (i) Borrower providing to Lender at a minimum of 30 days advance written request notification for the termination of the Borrower's Revolving Loan credit facility with the Lender and (ii) the Lender having received full indefeasible payment by 100% clear funds from the Borrower of all Obligations as defined in and subject to the terms and conditions of the Loan Agreement (which Obligations may be specified in a payoff letter to be provided by the Lender to the Borrower), the Lender agrees that if these conditions are met in entirety, then the Lender would provide written confirmation to the Borrower of the termination of the Borrower's Revolving Loan credit facility with the Lender, in form satisfactory to the Lender, within 15 days after the conditions in subsections (i) and (ii) of this paragraph have both been completely met.

2. MISCELLANEOUS

2.1 Set-Off. The Borrower shall continue to adhere to the terms and conditions of Section 7.05 of the Loan Agreement

2.2 Release of the Lender. The Borrower hereby confirms that as of the date hereof it has no claim, set-off, counterclaim, defense, or other cause of action against the Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind, including, without limitation, any claim to exemplary or punitive damages arising out of any transaction between the Borrower and the Lender. To the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown that exist as of this date, such set-off, counterclaim,

defense and other cause of action is hereby expressly and knowingly waived and released by the Borrower. The Borrower acknowledges that this release is part of the consideration to the Lender for the financial and other accommodations granted by the Lender in this Agreement.

2.3 Costs and Expenses. The Borrower shall continue to adhere to the terms and conditions of Section 7.04 of the Loan Agreement. Additionally, the Borrower shall pay to the Lender on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by the Lender, in association with the terms and conditions of this Modification Agreement.

2.4 Indemnification. The Borrower shall continue to adhere to the terms and conditions of Section 7.04 of the Loan Agreement.

2.5 Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

2.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

2.7 Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

2.8 Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Lender shall be entitled to rely thereon) until released in writing by the Lender. The Lender may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Lender; and the Lender shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

2.9 Further Assurances. The Borrower will from time to time execute and deliver to the Lender such documents, and take or cause to be taken, all such other further action, as the Lender may request in order to effect and confirm or vest more securely in the Lender all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in or assure to the Lender the security interest in the Collateral or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, the Borrower authorizes the Lender to file financing statements, continuation statements or amendments without the Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower, if necessary, and may be filed at any time in any jurisdiction. The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the New York Uniform Commercial Code as amended from time to time (the "Code") for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. In addition, the Borrower shall at any time and from time to time take such steps as the Lender may reasonably request for the Lender (i) to obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having

possession of any of the Collateral that the bailee holds such Collateral for the Lender, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Collateral and the preservation of its rights therein. The Borrower hereby constitutes the Lender its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all obligations of the Borrower to the Lender are irrevocably paid in full and the Collateral is released.

2.10 Amendments and Waivers. This Agreement may be amended and the Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Borrower shall obtain the Lender's prior written consent to each such amendment, action or omission to act. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of the Lender on any future occasion.

2.11 Terms of Agreement. This Agreement shall continue in force and effect so long as any obligation of the Borrower to Lender shall be outstanding and is supplementary to each and every other agreement between the Borrower and Lender and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of the Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between the Borrower and the Lender be construed to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of the Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

2.12 Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Lender, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower or Lender at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party.

2.13 New York Law. This Agreement shall be governed by the laws of the State of New York.

2.14 Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

2.15 Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in New York, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower irrevocably appoints the Secretary of State of the State of New York as its authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower's address shown above or as notified to the Lender and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon Borrower.

2.16 **JURY WAIVER. BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE (A) ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN**

CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

2.17 Not a Novation. This Agreement is not a novation. The Loan Documents shall remain in full force and effect, as modified by this Agreement with its related documents. This Agreement and the Loan Documents may only be modified by a writing signed by the parties.

Executed as of the date written above.

Borrower:

BRT APARTMENTS CORP.

By: ______________________
David W. Kalish, Senior Vice President - Finance

STATE OF NEW YORK
: SS.
COUNTY OF Nassau :

On the 14th day of april in the year 2021, before me, the undersigned, a Notary Public in and for said State, personally appeared, David W. Kalish, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
NOTARY PUBLIC

Renita Luella Imperial
TYPE OR PRINT NAME

RENITA LUELLA IMPERIAL
NOTARY PUBLIC-STATE OF NEW YORK
No. 01IM6284325
Qualified In Nassau County
My Commission Expires June 17, 2021

Accepted: VNB New York, LLC

By: ______________________
Name: Andrew S. Baron
Title: First Vice President

CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

2.17 Not a Novation. This Agreement is not a novation. The Loan Documents shall remain in full force and effect, as modified by this Agreement with its related documents. This Agreement and the Loan Documents may only be modified by a writing signed by the parties.

Executed as of the date written above.

Borrower:

BRT APARTMENTS CORP.

By: ______________________________
David W. Kalish, Senior Vice President - Finance

STATE OF NEW YORK :
SS.
COUNTY OF ________________ :

On the _____ day of _____________ in the year 20___ , before me, the undersigned, a Notary Public in and for said State, personally appeared, David W. Kalish, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
NOTARY PUBLIC

____
TYPE OR PRINT NAME

Accepted: VNB New York, LLC

By: Andrew Baron

Name: Andrew S. Baron
Title: First Vice President

EXHIBIT F

BRT APARTMENTS CORP. BORROWING BASE CERTIFICATE DATED ____________________

All capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement between BRT Apartments Corp. ("Borrower") and VNB New York, LLC ("Lender") dated April 18, 2019, as amended.

Section I - Four Quarter Properties Positive Borrowing Base Calculation Result:

Insert the aggregate dollar amount of all Four Quarter Properties Positive Borrowing Base Calculation Result amounts from Worksheet A:
(Attach Worksheet A titled "Four Quarter Properties Positive Properties Worksheet") (1) $____________

Section II - One to Three Quarter Properties Positive Borrowing Base Calculation Result:

Insert the aggregate dollar amount of all One to Three Quarter Properties Positive Borrowing Base Calculation Result amounts from Worksheet B:
(Attach Worksheet B titled "One to Three Quarter Properties Positive Properties Worksheet") (2) $____________

Section III - Aggregate Borrowing Base Calculation Result:

This is equal to the sum of (1) and (2) above (if zero, insert zero): **(3) $**____________

Section IV- Current Loan Amount: **(4) $**____________
(For clarity, this is the principal Loan amount owed by the Borrower to the Lender as of the date on the top of this page for this Borrowing Base Certificate.)

Section V- Borrowing Base Availability:

This is equal to the **lesser** of **(i)** $15,000,000 minus the outstanding principal balance of the Loan **and** **(ii)** the resulting dollar amount calculated by subtracting the dollar amount in (4) above from the dollar amount in (3) above; if the calculated result is negative, a paydown of the Loan in an amount equal to this Negative Borrowing Base Availability amount is required to be made by the Borrower within two business days of submission of this Borrowing Base Certificate: **(5) $**____________

Certification: The undersigned, for the Borrower, hereby certifies to the Lender that (a) the information provided herein is true, correct, complete and accurate for the dates stated above (b) the Borrower is currently in compliance with all terms, covenants, conditions contained in any agreement, and in all loan documents, between the Borrower and the Lender, and all of the Borrower's representations and warranties in any other loan documents are currently true and correct and (c) no default or event of default has occurred and is currently continuing under any agreement or loan document between Borrower and the Lender. The Borrower acknowledges and attests that in the event of any conflict between this Borrowing Base Certificate and any of the other loan documents, the terms of the other loan documents shall control. The Borrower further acknowledges that the Lender will rely on the foregoing in making credit available to the Borrower.

All of the above is attested to as accurate by **BRT Apartments Corp.**

By: ____________________________ **Date:**________________

Name:

Title:

FOUR QUARTER PROPERTIES - POSITIVE PROPERTIES WORKSHEET "A" ATTACHMENT TO BORROWING BASE CERTIFICATE DATED ______________________

BRT APARTMENTS CORP. (This worksheet is for the four most recent consecutive completed calendar quarters ending ______________________)

(BRT APARTMENTS INTERNALLY PREPARED DETAILED INCOME STATEMENT AND MORTGAGE REPORT, IN FORMAT ACCEPTABLE TO LENDER, MUST BE ATTACHED HERETO FOR ALL 100% PROPERTIES INCLUDED HEREIN)

(All terms used herein shall have the meanings ascribed to in the Loan Agreement between BRT Apartments Corp. ("Borrower") and VNB New York, LLC ("Lender") dated April 18, 2019, as amended.)

PROPERTY ADDRESS	NET OPERATING INCOME	Divided by 0.065	Multiplied by 0.65	Less Total Mortgage(s) Principal Balance Outstanding	Borrowing Base Calculation Result
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
		$ -	$ -		$ -
GRAND TOTAL FOR FOUR QUARTER PROPERTIES					$ -

ONE TO THREE QUARTER PROPERTIES - POSITIVE PROPERTIES WORKSHEET "B" ATTACHMENT TO BORROWING BASE CERTIFICATE DATED ____________

BRT APARTMENTS CORP. (This worksheet is for the most recent 1, 2 or 3 calendar quarter(s) ending ____________

(Use Section 1 for 100% Property(ies) with only One Full Quarter Completed, Section 2 for 100% Property(ies) with only two full consecutive Quarters Completed and Use Section 3 for 100% Property(ies) with only three full consecutive Quarters Completed)

(BRT APARTMENTS INTERNALLY PREPARED DETAILED INCOME STATEMENT AND MORTGAGE REPORT, IN FORMAT ACCEPTABLE TO LENDER, MUST BE ATTACHED HERETO FOR ALL PROPERTIES INCLUDED HEREIN)

(All terms used herein shall have the meanings ascribed to in the Loan Agreement between BRT Apartments Corp. ("Borrower") and VNB New York, LLC ("Lender") dated April 18, 2019 as amended.

PROPERTY ADDRESS	NET OPERATING INCOME	ADD BACK REAL PROPERTY TAXES PAID	NET OPERATING INCOME PLUS ADDBACK OF REAL PROPERTY TAXES PAID	ANNUALIZATION OF NET OPERATING INCOME PLUS ADDBACK OF REAL PROPERTY TAXES PAID	LESS CURRENT IN EFFECT ANNUAL REAL PROPERTY TAXES AMOUNT FOR ENTIRE 12 MONTHS	ANNUALIZED NET OPERATING INCOME	Divided by 0.065	Multiplied by 0.65	Less Total Mortgage(s) Principal Balance Outstanding	Individual Property Borrowing Base Calculation Result
SECTION 1 (For 100% Properties with Only One Full Quarter Completed)										
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
TOTAL FOR ONE QUARTER COMPLETED ONE TO THREE QUARTER PROPERTIES										$ -
SECTION 2 (For 100% Properties with Only Two Full Quarters Completed)										
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
TOTAL FOR TWO QUARTERS COMPLETED ONE TO THREE QUARTER PROPERTIES										$ -
SECTION 3 (For 100% Properties with Only Two Full Quarters Completed)										
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
			$ -	$ -		$ -	$ -	$ -		$ -
TOTAL FOR THREE QUARTERS COMPLETED ONE TO THREE QUARTER PROPERTIES										$ -
GRAND TOTAL FOR ONE TO THREE QUARTER PROPERTIES										$ -